Exhibit 10.2

Exhibit A

Royalty Agreement

Recorded at the request of

and when recorded return to:

Comstock Inc.

117 American Flat Road

P.O. Box 1118

Virginia City, NV 89440

The undersigned affirm that this document does not contain the personal information of any person.

NET SMELTER RETURNS ROYALTY DEED AND AGREEMENT

This NET SMELTER RETURNS ROYALTY DEED AND AGREEMENT (this “Agreement”), dated [__] (the “Effective Date”), is between COMSTOCK MINING LLC, a Nevada limited liability company (“CML”); COMSTOCK PROCESSING LLC, a Nevada limited liability company (“CPL”); COMSTOCK EXPLORATION AND DEVELOPMENT LLC, a Nevada limited liability company (“CEDL,” and collectively with CML and CPL, “Grantor”), and COMSTOCK INC., a Nevada corporation (“Grantee”). Grantor and Grantee may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A.    Pursuant to a Securities Purchase Agreement dated June 21, 2026 (the “Purchase Agreement”) by and among Grantee, Mackay Precious Metals Inc. (“Mackay”), and Mackay Gold & Silver Corp. (“Mackay Parent”), Grantee agreed to sell one-hundred percent (100%) of the membership interests of CML, CPL, and CEDL, and all of the shares of capital stock of Comstock Real Estate Inc., a Nevada corporation, as well as certain other interests in exchange for certain consideration, including Mackay’s agreement to grant to Grantee a production royalty equal to 1.5% of the Net Smelter Returns, subject to certain limitations set forth in this Agreement (the “NSR Royalty”), from the properties described in Schedule A and Figure A1 of this Agreement situated in Storey County and Lyon County, Nevada (the “NSR Properties”).

B.    The Parties desire to enter into this Agreement to define and establish the terms and conditions governing the NSR Royalty. Unless otherwise indicated, capitalized terms used herein shall have the meanings ascribed to such terms in ARTICLE VI (Definitions) of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

ROYALTY TERM; CALCULATION; AND PAYMENT

1.1    Grant of Royalty. On the terms and subject to the conditions of this Agreement, the Grantor hereby grants, bargains, sells, transfers, conveys, and agrees to pay to Grantee the NSR Royalty. This royalty is in addition to, and separate from, any prior, underlying royalty interests which may be associated with any of the NSR Properties.

1.2    Term. The NSR Royalty shall be paid with respect to silver, gold and any other valuable mineral or product extracted from the NSR Properties or derived therefrom, in perpetuity from the Effective Date forward.

1.3    Determination of Royalty Rate. The royalty rate of the NSR Royalty with respect to each part of the NSR Properties (the “Royalty Rate”) shall be 1.5% less the existing royalty burden on such part of the NSR Properties as of the Effective Date; provided, that, with respect to any part of the NSR Properties situated in Lyon County, Nevada (a “Lyon County Parcel”), the Royalty Rate shall not be less than 0.5% unless the existing royalty burden on such Lyon County Parcel as of the Effective Date is greater than 2.25%, in which case the total royalty burden on such Lyon County Parcel including the NSR Royalty shall not exceed 2.75%. For the avoidance of doubt, if the existing royalty burden on a Lyon County Parcel as of the Effective Date is 2.75% or greater, the Royalty Rate applicable to such Lyon County Parcel would be 0%.

1.4    Calculation and Payment of NSR Royalty. The Grantor will calculate the NSR Royalty payment due, if any, during each calendar quarter by multiplying the Royalty Rate by the Net Smelter Returns for that calendar quarter. Upon determination by the Grantor that an NSR payment is due and owing to Grantee in a calendar quarter, the Grantor shall deliver to Grantee a payment by wire transfer in immediately available funds, within thirty (30) days after the end of the calendar quarter for which such payment is due, together with a copy of the Grantor’s accounting, sales data and the refinery and smelter settlement statements related to such payment. Grantee agrees to provide wiring instructions to the Grantor for such payments. The Grantor shall be entitled to rely on Grantee’s wiring instructions until such time as Grantee notifies the Grantor in writing of different wiring instructions. The Grantor will not be deemed to be in default under this Agreement and the time for making such payment shall be extended, if, at the time such payment is otherwise due, wire transfer facilities are not available for any reason, so long as the Grantor makes payment as soon as practicable after wire transfer facilities become available.

Amounts not timely paid shall draw interest at the rate of eighteen percent (18%) per annum on the unpaid royalty balance from the due date. If the amounts due remain unpaid sixty (60) days after the date such amounts are payable, Grantee may file a lien on the NSR Properties in the amount of the unpaid royalty.

If it is subsequently determined that an overpayment or underpayment was made, neither Party will be required to make an additional payment or a refund, as applicable, but the overpayment or underpayment shall be corrected in the next calendar quarter following determination that an adjustment is required.

1.5    Taxes. Grantee shall not be responsible for property taxes or similar taxes assessed against the NSR Properties. Any and all taxes arising out of or relating to the NSR Royalty shall be the sole responsibility of the Grantee.

1.6    Buyback Right. Grantor shall have the sole and exclusive right at any time to repurchase all of the NSR Royalty (the “Buyback Right”). Grantor may exercise the Buyback Right by delivering written notice to Grantee of Grantor’s intent to exercise the Buyback Right. Grantor shall pay the Buyback Price not later than thirty (30) days after Grantor’s delivery of the notice, and Grantee shall execute, acknowledge (if applicable), and deliver to Grantor (i) one or more recordable instruments in forms reasonably acceptable to Grantor conveying to Grantor all of Grantee’s right, title, and interest in and to the NSR Royalty and (ii) an instrument terminating this Agreement, subject to the survival of appropriate terms (if any). For purposes of this Section 1.6, “Buyback Price” means $3,500,000, unless the seven-year period described in Section 2.03(d) of the Purchase Agreement for triggering the Contingent Payment (as defined in the Purchase Agreement) has expired and the Contingent Payment has not been triggered, in which case “Buyback Price” means $7,000,000.

ARTICLE II

INFORMATION; AUDITS; DISPUTES

2.1    Information. The Grantor shall keep accurate records of tonnage, volume of Products, analyses of Products, weight, moisture, assays of payable metal content, and any other customary information or data relevant to the calculation of Net Smelter Returns (including, but not limited to, settlement sheets, receipts, invoices or other information provided by purchasers of Products from the Grantor).

2.2    Audits. Grantee has the right to audit the records and data related to the calculation of the NSR Royalty. The audit may only be performed once during any calendar year for the immediately preceding calendar year, by Grantee’s subject matter experts and a licensed certified public accounting firm selected by mutual consent of the Parties, provided that, if the Parties are unable to agree on a firm within thirty (30) days after Grantee’s written request to select a firm, the firm shall be appointed by the Reno, Nevada office of the American Arbitration Association upon the application of either Party, and performed according to standards of the American Institute of Certified Public Accountants. Any audit under this Section 2.2 may be conducted only after providing the Grantor ten (10) business days’ advance written notice that Grantee intends to conduct an audit and shall be completed within ninety (90) days after the end of the calendar year for which the audit is being conducted.

Each audit shall be conducted during the Grantor’s regular business hours and in a manner that does not materially interfere with the Grantor’s operations. Grantee shall pay all costs of any such audit, unless an audit reveals an underpayment of a royalty payment in an amount that is ten percent (10%) or more than the amount that Grantee was actually paid. In that case, the Grantor shall pay all costs of the audit. Any Grantor NSR Royalty calculation which Grantee does not audit within two (2) years of the applicable calendar quarter in accordance with this Section 2.2 will be deemed final and will not thereafter be subject to audit or challenge.

2.3    Disputes. Any controversy or claim, whether based on contract, tort, statute or other legal or equitable theory (including, but not limited to, any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement, including this clause) arising out of or related to this Agreement (including amendments or extensions), or the breach or termination of this Agreement shall be settled by arbitration in accordance with the then current Rules of the American Arbitration Association (“AAA”) for Commercial Arbitration. The arbitration shall be held in Reno, Nevada and there shall be a single arbitrator. The arbitrator shall be chosen subject to the rules and procedures as provided by the AAA and shall have a minimum of ten (10) years’ experience in mining matters generally and in the subject matter of the dispute specifically. No person having a prior or existing attorney-client, business or family relationship with either of the Parties or their principal representatives or a financial interest in the dispute shall be qualified to act as arbitrator in accordance with this Agreement absent the express prior written consent of the Parties to this Agreement. The arbitrator shall determine the claims of the Parties and render a final award in accordance with the substantive law of the State of Nevada, excluding Nevada law regarding conflicts of laws. The arbitrator shall state the reasons for the award in writing. Except as required by applicable laws and regulations and the rules of any exchange on which the shares of the capital stock of the Grantor, Grantee and their affiliates are listed for trading (and then only after prior notice to the other Party), a Party shall not disclose the facts of the underlying dispute or the contents or results of the arbitration other than to their attorneys, accountants and consultants without the prior consent of the other Party. A judgment on the award may be entered by a court having jurisdiction in Nevada.

ARTICLE III

TRANSFER OF INTEREST

3.1    Transfer of Interest.

(a)    The Grantor may Transfer all or any portion of its interest in this Agreement or in the NSR Properties (whether by asset sale, equity sale, merger, amalgamation, operation of law or otherwise); provided, however, that the Grantor shall assure that any instrument of Transfer shall provide for the transferee’s express agreement to assume, perform and be bound by the Grantor’s obligations under this Agreement. If the Grantor Transfers the whole of or an undivided interest in this Agreement, each transferee of an undivided interest shall separately pay to Grantee the NSR Royalty and perform the obligations under this Agreement accruing with respect to such transferee’s interest in and to the NSR Properties. If the Grantor Transfers the whole of or an undivided interest in this Agreement, liability for any default under or breach of any obligation under this Agreement shall rest exclusively upon the transferee of such interest in this Agreement which commits the default or breach (and the Grantor is released from any further liability hereunder); provided, however, that no Transfer shall relieve the Grantor, or its successors and assigns, of any liability or obligation under this Agreement with respect to the interest subject to such Transfer which accrues or arises before the effective date of the Transfer. If the Grantor Transfers ownership of a segregated portion of the NSR Properties, any default or breach by the transferee of such segregated portion of the NSR Properties shall not affect the rights of the Grantor in the segregated portion of the NSR Properties retained by it or the rights of the holders or owners of any other segregated portion of the NSR Properties. Notwithstanding any other provision of this Agreement, nothing shall preclude or limit Grantor’s unilateral and discretionary right to place a mortgage, trust deed or other lien upon its interest in the NSR Properties for financing purposes.

(b)    The Grantee may Transfer all or any portion of its interest in this Agreement by providing notice to Grantor, including updated payment information, along with a copy of the signed Transfer documents. Such documents shall provide for the transferee’s express agreement to comply to all terms of this Agreement including, but not limited to, calculations of the NSR Royalty and the rights to inspect and audit the calculations.

ARTICLE IV

GENERAL

4.1    Right to Inspect. Once during each calendar year, Grantee or its authorized representative may, upon providing at least ten (10) business days’ advance written notice to the Grantor and subject to the confidentiality obligations described in this Agreement, inspect the Grantor’s mineral production operations on the NSR Properties. Any such inspection shall be at Grantee’s own cost and risk and shall be conducted in a manner that will not materially interfere with the Grantor’s operations. Grantee shall indemnify and hold harmless the Grantor and its Affiliates (including without limitation direct and indirect parent companies or owner), and its or their respective directors, officers, shareholders, members, employees, agents, and attorneys, from and against any losses and liabilities which may be imposed upon, asserted against, or incurred by, any of them by reason of injury to Grantee or its authorized representatives resulting from the exercise of the rights given herein.

4.2    No Development Covenant. The Grantor has no obligation to explore, to mine, to continue mining, or to mine any particular quantities of ores from the NSR Properties or to recover gold, silver, or other minerals therefrom. The Grantor’s only obligation is to pay the NSR Royalty to Grantee on any Product that is produced and sold from the NSR Properties subject to the terms and conditions in this Agreement. Grantee’s interest in the NSR Properties shall be solely that of a nonparticipating royalty holder and it shall have no rights to participate or influence management or decision-making regarding operations, if any, on the NSR Properties. Grantee expressly disclaims any implied covenants of diligence with respect to operations on the NSR Properties, including without limitation all exploration, development, mining, and processing operations.

4.3    Notices. All notices shall be in writing to the applicable address set forth below and shall be given by personal delivery, certified mail or recognized international overnight courier. All notices shall be effective and shall be deemed delivered on the date of delivery if delivered before 5:00 p.m. local destination time on a business day, otherwise on the next business day after delivery. Each Party will send a copy of their notice by email, as a courtesy, but the notice will not be valid until delivered in writing. Any notice delivered by email shall only be deemed to be official notice hereunder if the Party receiving such email specifically confirms receipt in writing.

To the Grantor:	c/o Mackay Precious Metals Inc. Suite 405 - 375 Water Street Vancouver, BC V6B 5C6 Attention: Darwin Green, CEO E-mail: darwin@mackaycorp.com

with a copy to:	Maxis Law Corporation Suite 1400 - 1050 West Pender Street, Vancouver, BC V6E 3S7 Attention: Morgan Hay Email: mhay@maxislaw.com

To Grantee:	Comstock Inc. 117 American Flat Road, PO Box 1118 Virginia City, NV 89440 Email: degasperis@comstockinc.com

Each Party may change its address from time to time by notice given in the manner described above.

4.4    Confidentiality. The Parties agree to keep confidential all information provided to it by the other Party under this Agreement and not to disclose any such information to any third party without the prior written consent of the other Party. This provision will not apply to information which otherwise comes into the public domain other than through the breach by a Party of its obligations under this provision. Confidential information received by a Party from the other Party may be disclosed (a) to an affiliate, employee, officer, agent or consultant of the Party (b) to a potential buyer of Grantee’s entire interest in the NSR Royalty (but only after obligating the third party to whom disclosure is being made to a written confidentiality agreement that binds such third party at least to the same extent Grantee is obligated under this Agreement, and providing a copy of the same to the Grantor), (c) to a potential buyer of Grantor’s interest in any of the NSR Properties or assignee of Grantor’s rights under this Agreement (but only after obligating the third party to whom disclosure is being made to a written confidentiality agreement that binds such third party at least to the same extent Grantor is obligated under this Agreement, and providing a copy of the same to the other Party), and (d) if and to the extent required in the ordinary course of events under any applicable law, regulation, court order, rule of any stock exchange or other legal requirement.

A Party shall not disclose pursuant to this Agreement any geological, engineering, or other data to any third party without disclosing the existence and nature of any disclaimers which accompany such data and the requirements of applicable law or regulation or rules of the applicable stock exchange for public reporting.

Nothing in this Agreement shall prevent the disclosure of confidential information delivered pursuant to this Agreement to the Parties’ directors, officers, lawyers, litigation consultants, litigation experts, accountants, auditors, lenders, insurers/reinsurers, regulators, or securities exchanges on which the securities of such Party or an Affiliate are listed or quoted, provided that the disclosure of the information is reasonably necessary to effectuate the terms of this Agreement, or is required for tax, financial reporting, stock exchange, or governmental compliance purposes.

4.5    Mining Practices. Subject to the provisions of Section 4.2 above, the Grantor shall conduct any mining operations on the NSR Properties in a miner-like fashion including, but not limited to Sections 4.6, 4.7, 4.8, and 4.9 below.

4.6    Reports. If Grantor commences the production of Products from the NSR Properties, then Grantor shall deliver to Grantee, on or before the sixtieth (60th) day after the end of each calendar year that such production continues, a summary report of all mining conducted by the Grantor on the NSR Properties for the previous year. Notwithstanding the foregoing, the Grantor shall not be required in its reports to disclose proprietary information or information concerning, or which might tend to reveal, processes, techniques or equipment which the Grantor is under a contractual obligation not to reveal.

4.7    Measurement Analysis. The Grantor shall measure ore, concentrates, minerals, and other material, grade, take and analyze samples in accordance with industry practice, and shall keep accurate records thereof as a basis for computing the NSR Royalty. These records shall be available for inspection by Grantee in accordance with Section 2.2 above.

4.8    Commingling. The Grantor will have the right to commingle ore, concentrates, minerals, and other material mined and removed from the properties from which Products are produced, with ore, concentrates, minerals, and other material mined and removed from other lands and properties; however, the Grantor shall calculate from representative samples the metal content, the average grade of the metal content, the moisture content thereof, and other measures as are customary and appropriate, and shall weigh (or calculate weight by volume) the material before commingling, in each case using any procedures accepted in the mining and metallurgical industry which it believes suitable for the type of mining and processing activity being conducted. In addition, comparable procedures may be used by the Grantor to apportion among the commingled materials all penalty and other charges and deductions, if any, imposed by the smelter, refiner, or purchaser of such material. The Grantor shall use the same procedures for each separate ore or other source before commingling. The Grantor shall retain such representative ore samples and the written records of assays, moisture content, weights (or volumes as the case may be) and the content and nature of penalty substances and any other measures made for not less than twelve (12) months after payment of the NSR Royalty with respect to such commingled ores from the NSR Properties. The Grantor shall deliver to Grantee a copy of the Grantor’s commingling plan not less than thirty (30) days before the Grantor commences commingling of minerals mined from lands and properties which are not burdened by or subject to the NSR Royalty.

4.9    Stockpiling. To the extent permitted by applicable federal, state and local laws, regulations and ordinances, the Grantor shall have the right to stockpile Products on the NSR Properties or on such other lands and places as the Grantor may elect, without the obligation to remove the Products from where stockpiled or to return them to the NSR Properties. The stockpiling of Products on other lands shall not be deemed a removal or shipment thereof requiring payment in respect of Grantee’s NSR Royalty. The Grantor shall have the right to stockpile on the NSR Properties without obligation to remove the same at any time, any ore, concentrates, minerals, and other material mined or produced by the Grantor from other lands. Grantee agrees to recognize the rights and interests of others in such ore, concentrates, minerals, and other material stockpiled on the NSR Properties, and to permit their removal by the Grantor or the owner of such ore, concentrates, minerals, and other material. The Grantor will maintain adequate records of the source, tonnage and grades of all stockpiles in order to properly account for NSR Royalties due to Grantee when valuable minerals are eventually produced from the stockpiled Products.

4.10    Real Property Interest; Recordation of Interest. The Grantor acknowledges and agrees that the NSR Royalty is a property right and creates an interest in the NSR Properties that runs with the land, and such interest shall be applicable to the Grantee and its successors and assigns of and to the NSR Properties; but the Parties also acknowledge that the NSR Royalty is a royalty only and is not the grant of cotenancy or joint ownership interest in any of the NSR Properties or any of the minerals therein, and that the NSR Royalty is a nonexecutive, nonparticipating and nonworking royalty interest. If any of the unpatented mining claims subject to this Agreement are converted to leases, licenses or other forms of tenure as a result of the amendment or repeal of the Mining Law of 1872, as amended, or for any other reason, all such amended and relocated unpatented mining claims or other tenures shall be subject to the terms of this Agreement. In such an event, the Parties shall execute and record an amendment of this Agreement to evidence the inclusion of such unpatented mining claims and tenures in this Agreement. Grantee, at its expense, shall be entitled to record a copy of this Agreement in the official records of Storey County and Lyon County, Nevada, and Grantor consents to such recording.

4.11    Maintenance of NSR Properties. Subject to the absolute right retained by the Grantor to amend, restake, or relocate all or any portion of the mining claims encompassed by the NSR Properties, the Grantor shall maintain the claims by timely performing all assessment work or paying claim maintenance fees as required by federal law and timely paying all assessments and taxes imposed on any and all of the NSR Properties and shall assure that title to such NSR Properties is not diminished or lost as a result of the Grantor’s failure to perform the foregoing obligations. Grantee acknowledges that the Grantor shall have the right to drop or not renew any of the unpatented mining claims encompassed by the NSR Properties, but Grantor shall not intentionally do so without the express written consent of Grantee, which consent shall not be unreasonably withheld or delayed, and in the event that the Grantor or its Affiliates restake the claims or stake additional claims covering any portion of the dropped claims within three (3) years thereafter, the Grantor’s obligations under this Agreement will apply to the restaked or additional claims.

ARTICLE V

MISCELLANEOUS

5.1    Amendment and Waiver. This Agreement may only be amended by an instrument in writing signed by the Parties. Except for waivers specifically provided for in this Agreement, rights under this Agreement may not be waived except by an instrument in writing signed by the Party to be charged with the waiver. The failure of a Party to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach of this Agreement will not constitute a waiver of any provision of this Agreement or limit the Party’s rights thereafter to enforce any provision or exercise any right.

5.2    Severability. If at any time any covenant or provision contained in this Agreement is deemed to be invalid or unenforceable, such covenant or provision shall be considered divisible and shall be deemed immediately amended and reformed to include only such portion of such covenant or provision that is valid and enforceable. Such covenant or provision, as so amended and reformed, shall be valid and binding as though the invalid or unenforceable portion had not been included in this Agreement. To the extent the NSR Royalty applies to any amendments or relocations of the unpatented mining claims subject to the NSR Royalty or to any rights or interests (including mineral rights) acquired in the federal public lands within the boundaries of the NSR Properties in accordance with the Mining Law of 1872, as from time-to-time amended, repealed, replaced or superseded, or any other federal law or regulation, including the conversion of any present interest in the unpatented mining claims comprising the NSR Properties to a lease, license, permit or other form of tenure (each an “Acquired Interest”), Grantee’s NSR Royalty rights in such Acquired Interest shall vest on the date of acquisition by the Grantor, and the Grantor’s successors in interest, as applicable, subject to the terms of this Agreement and the terms of the Purchase Agreement. It is the express intention of the Parties that the NSR Royalty in respect of any Acquired Interest shall vest in Grantee, and Grantee’s successors and assigns, as applicable, within a period of time that complies with the Rule Against Perpetuities (Uniform Act), NRS 111.103 et seq., as it may be amended from time-to-time. The Parties irrevocably release and waive the applicability of the Rule Against Perpetuities to the NSR Royalty and the Acquired Interest. The Grantor agrees and covenants, for itself and its successors and assigns, that it will not commence any action or arbitration proceeding to declare the NSR Royalty ineffective, invalid or void based on the Rule Against Perpetuities, and that it will not in any action or arbitration proceeding commenced by Grantee, or its successors and assigns, as applicable, assert as an affirmative defense against any claim for relief for enforcement of this Agreement or the Purchase Agreement that this Agreement or the Purchase Agreement is ineffective, invalid or void based on the Rule Against Perpetuities.

5.3    No Third-Party Beneficiaries. This Agreement will not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns, except as otherwise expressly stated herein. Except to the extent specifically provided in this Agreement, it is for the sole benefit of the Parties and no other Person (including any creditor of the Parties) is intended to be a beneficiary of this Agreement or shall have any rights under this Agreement.

5.4    Entire Agreement. This Agreement, the Purchase Agreement and the documents referred to in the foregoing documents constitute the entire agreement between the Parties and supersede any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

5.5    Headings. The subject headings of the Articles, Sections, and Subsections of this Agreement and the Schedules to this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of their provisions.

5.6    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to any choice or conflicts of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

5.7   Rules of Construction. Each Party acknowledges that it has been represented by counsel during the negotiation, preparation, and execution of this Agreement. Each such Party therefore waives the application of any law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the drafter of the agreement or document.

5.8   Attorneys’ Fees. Except as otherwise specified herein, in the event of a dispute under this Agreement, the prevailing Party shall be entitled to payment of its reasonable attorneys’ fees and costs in arbitrating the dispute.

5.9    Currency. All statements of or references to dollar amounts in this Agreement are to lawful money of the United States.

5.10  No Joint Venture, Mining Partnership, Commercial Partnership. This Agreement shall not be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship, or fiduciary relationship, between the Parties.

5.11    Further Assurances. Each Party shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the transactions contemplated in this Agreement, in each case at the cost and expense of the Party requesting such further document or action, unless expressly indicated otherwise. If conditions change by reason of acquisition, conveyances, assignments, or other matters relating to the title to, or description of, the estates comprising the NSR Properties, the Parties shall execute amendments of and to this Agreement and execute such corrective or additional documents as may be necessary to (i) reflect such changed conditions and/or (ii) clear or cure title, at the expense of the Party requesting such action. If pursuant to any amendment or supersession of the Mining Law of 1872, as amended, the Grantor is granted the right to convert its interest in the unpatented mining claims subject to this Agreement to a lease, license or permit, or other right or interest, and all such converted interests or rights shall be deemed to be part of the unpatented mining claims subject to this Agreement. Upon the grant or issuance of such converted interests or rights, the Parties shall execute and deliver an addendum to this Agreement, in recordable form, by which such converted interests or rights are made subject to this Agreement.

5.12    Parties in Interest. This Agreement shall inure to the benefit of the permitted successors and permitted assigns of the Parties, and shall be binding upon the successors and assigns of the Parties (whether or not permitted).

5.13    Counterparts. This Agreement may be executed in multiple counterparts, and all such counterparts taken together shall constitute the same document.

ARTICLE VI

DEFINITIONS

“Affiliate” means any Person that directly or indirectly Controls, is Controlled by, or is under common Control with, a Party.

“Control” used as a verb means, when used with respect to an entity, the ability, directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity through (a) the legal or beneficial ownership of voting securities or membership interests; (b) the right to appoint managers, directors or corporate management; (c) contract; (d) operating agreement; (e) voting trust; or otherwise; and, when used with respect to an individual, means the actual or legal ability to control the actions of another, through family relationship, agency, contract, or otherwise; and “Control” used as a noun means an interest which gives the holder the ability to exercise any of the foregoing powers.

“Encumbrance” means any mortgage, deed of trust, security interest, pledge, lien, right of first refusal, right of first offer, other preferential right, profits interest, net profits interest, royalty interest, overriding royalty interest, conditional sale or title retention agreement, or other burdens of any nature affecting an interest in real or personal property.

“Net Smelter Returns” or “NSR” means all Revenues from the sale of Products produced from the NSR Properties, less Shipping Costs and Refining Costs pertaining to such Revenues for the applicable calendar quarter. The calculation of Net Smelter Returns shall be made in accordance with accounting principles and practices consistently applied in the mining industry in Nevada.

“Person” means a natural person, corporation, joint venture, partnership, limited liability partnership, limited partnership, limited liability limited partnership, limited liability company, trust, estate, business trust, association, governmental authority or other entity.

“Products” means (a) all materials mined or removed from the NSR Properties and sold prior to treatment, and (b) all concentrates, precipitates, refined metals and any other valuable minerals, extracted from the NSR Properties or derived therefrom.

“Refining Costs” means all costs and expenses of smelting and refining, including without limitation, all costs of assaying, sampling, custom smelting, and refining, and all independent representative and umpire charges, penalties, and deductions imposed or charged by the refinery or smelter, as the case may be. If smelting or refining is carried out in facilities owned or controlled by the Grantor or its Affiliates, then the Refining Costs shall be the amount the Grantor would have incurred if such smelting or refining were carried out at facilities not owned or controlled by the Grantor or its Affiliates then offering comparable services for comparable products on prevailing terms.

“Shipping Costs” means all costs and expenses of transporting, hauling, and delivering ore, concentrates, minerals, and other material from the NSR Properties to a smelter, refinery, or other point of sale, including without limitation, freight, trucking, insurance in transit, port charges, and handling fees. If shipping is carried out by the Grantor or its Affiliates, or by a carrier owned or controlled by the Grantor or its Affiliates, then the Shipping Costs shall be the amount the Grantor would have incurred if such shipping were carried out by an independent carrier not owned or controlled by the Grantor or its Affiliates then offering comparable services for comparable routes on prevailing terms.

“Revenues” means the sum of actual prices of Products received at the time of sale multiplied by the ounces of Products sold in the applicable period. If any Products are diverted by the Grantor for commemorative coinage or any other value-added use, the Revenue will be calculated using the spot price on a recognized exchange, on the date the Products are diverted. For the avoidance of doubt, Grantor shall have the right to mine amounts of Products reasonably necessary for sampling, assaying, metallurgical testing and evaluation of the mineral potential of the NSR Properties without incurring any obligation to make NSR Royalty payments; provided, however, that if Grantor sells any such Products, Grantor shall be required to pay the NSR Royalty on all such Products sold.

“Transfer” means any sale, grant, assignment, conveyance, Encumbrance, pledge, hypothecation, abandonment or other transfer.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

COMSTOCK MINING LLC

By:
Name:
Title:

STATE OF	)
)
COUNTY OF	)

This instrument was acknowledged before me on ________________________________, by ____________________________ as ________________________ of Comstock Mining LLC, a Nevada limited liability company.

(Signature of Notarial Officer)

(Notary Stamp)

[Signature Page to Net Smelter Returns Royalty Deed and Agreement – 1 of 4]

COMSTOCK PROCESSING LLC

By:
Name:
Title:

STATE OF	)
)
COUNTY OF	)

This instrument was acknowledged before me on ________________________________, by ____________________________ as ________________________ of Comstock Processing LLC, a Nevada limited liability company.

(Signature of Notarial Officer)

(Notary Stamp)

[Signature Page to Net Smelter Returns Royalty Deed and Agreement – 2 of 4]

COMSTOCK EXPLORATION AND DEVELOPMENT LLC

By:
Name:
Title:

STATE OF	)
)
COUNTY OF	)

This instrument was acknowledged before me on ________________________________, by ____________________________ as ________________________ of Comstock Exploration and Development LLC, a Nevada limited liability company.

(Signature of Notarial Officer)

(Notary Stamp)

[Signature Page to Net Smelter Returns Royalty Deed and Agreement – 3 of 4]

COMSTOCK INC.

By:
Name:
Title:

STATE OF	)
)
COUNTY OF	)

This instrument was acknowledged before me on ________________________________, by ____________________________ as ________________________ of Comstock Inc., a Nevada corporation.

(Signature of Notarial Officer)

(Notary Stamp)

[Signature Page to Net Smelter Returns Royalty Deed and Agreement – 4 of 4]

Schedule A – “NSR Properties”

Comstock Exploration and Development LLC

Fee Properties

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
008-061-08	House/Comstock Lodes (surface)	Comstock Exploration and Development LLC	Fee	1.93	Lyon	0%	None
008-091-02	Lot 276	Comstock Exploration and Development LLC	Fee	0.27	Lyon	0%	None
008-091-07	Lot 286	Comstock Exploration and Development LLC	Fee	1.07	Lyon	0%	None
008-091-09	Dayton Parcel	Comstock Exploration and Development LLC	Fee	92.76	Lyon	0%	None
008-101-27	1505 Dayton Toll Rd	Comstock Exploration and Development LLC	Fee	3.50	Lyon	0%	None
008-101-28	0 Dayton Toll Rd	Comstock Exploration and Development LLC	Fee	0.54	Lyon	0%	None
016-111-07	Landfill	Comstock Exploration and Development LLC	Fee	51.05	Lyon	2%	Decommissioning
016-121-10	Dondero 10	Comstock Exploration and Development LLC	Fee	2.90	Lyon	1.5%	Dondero
016-121-11	Dondero 11	Comstock Exploration and Development LLC	Fee	1.04	Lyon	1.5%	Dondero
016-121-12	Dondero 12	Comstock Exploration and Development LLC	Fee	0.08	Lyon	1.5%	Dondero
016-121-22	Dondero 22	Comstock Exploration and Development LLC	Fee	20.03	Lyon	1.5%	Dondero
016-121-23	Dondero 23	Comstock Exploration and Development LLC	Fee	20.00	Lyon	1.5%	Dondero
016-121-24	Dondero 24	Comstock Exploration and Development LLC	Fee	20.00	Lyon	1.5%	Dondero
016-121-25	Dondero 25	Comstock Exploration and Development LLC	Fee	20.00	Lyon	1.5%	Dondero
016-121-26	Wunderlich 1	Comstock Exploration and Development LLC	Fee	20.00	Lyon	0%	None
016-121-27	Wunderlich 2	Comstock Exploration and Development LLC	Fee	20.00	Lyon	0%	None
016-121-28	Wunderlich 3	Comstock Exploration and Development LLC	Fee	40.00	Lyon	0%	None
016-121-29	Wunderlich 4	Comstock Exploration and Development LLC	Fee	60.00	Lyon	0%	None
016-121-30	Wunderlich 5	Comstock Exploration and Development LLC	Fee	89.45	Lyon	0%	None
016-121-32	Hway wedge	Comstock Exploration and Development LLC	Fee	3.00	Lyon	0%	None
016-151-07	Wunderlich 6	Comstock Exploration and Development LLC	Fee	124.04	Lyon	0%	None
016-151-52	S Comstock Tailings Par 4	Comstock Exploration and Development LLC	Fee	40.29	Lyon	0%	None
016-151-55	S Comstock Tailings Par 1	Comstock Exploration and Development LLC	Fee	40.83	Lyon	0%	None

Patent Properties

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
008-091-09	Alhambra	Comstock Exploration and Development LLC	Patent	19.26	Lyon	0%	None
008-091-09	Cherokee	Comstock Exploration and Development LLC	Patent	3.12	Lyon	0%	None
008-091-09	Dayton	Comstock Exploration and Development LLC	Patent	11.02	Lyon	0%	None
008-091-09	Kossuth	Comstock Exploration and Development LLC	Patent	37.10	Lyon	0%	None
016-101-06m	Vulcan (minerals)	Comstock Exploration and Development LLC	Patent	17.73	Lyon	0%	None
016-101-08	Comet	Comstock Exploration and Development LLC	Patent	13.39	Lyon	2.5%	Genco
016-101-08	Comet N Ext (Lyon)	Comstock Exploration and Development LLC	Patent	10.70	Lyon	2.5%	Genco
016-101-08	Lanzac	Comstock Exploration and Development LLC	Patent	14.36	Lyon	2.5%	Genco
016-111-02	Brodek Consolidated	Comstock Exploration and Development LLC	Patent	0.36	Lyon	2.5%	Genco
016-111-02	Golden Eagle	Comstock Exploration and Development LLC	Patent	8.95	Lyon	2.5%	Genco
016-111-02	Northern Belle	Comstock Exploration and Development LLC	Patent	8.90	Lyon	2.5%	Genco
016-111-02	Northern Belle No. 2	Comstock Exploration and Development LLC	Patent	6.02	Lyon	2.5%	Genco
016-111-03	Comet S Ext	Comstock Exploration and Development LLC	Patent	11.04	Lyon	2.5%	Genco
016-111-06	Andrew	Comstock Exploration and Development LLC	Patent	1.09	Lyon	2%	Decommissioning
016-111-06	Eva	Comstock Exploration and Development LLC	Patent	18.93	Lyon	2%	Decommissioning
016-111-06	Golden Pick	Comstock Exploration and Development LLC	Patent	21.54	Lyon	2%	Decommissioning
016-111-06	Harkin G. and S.M.Go.	Comstock Exploration and Development LLC	Patent	19.47	Lyon	2%	Decommissioning
016-111-06	Haywood No.2	Comstock Exploration and Development LLC	Patent	21.53	Lyon	2%	Decommissioning
016-111-06	Monroe Mine	Comstock Exploration and Development LLC	Patent	21.16	Lyon	2%	Decommissioning
016-111-06	Monroe No.2	Comstock Exploration and Development LLC	Patent	23.32	Lyon	2%	Decommissioning
016-111-06	Nevada	Comstock Exploration and Development LLC	Patent	6.58	Lyon	2%	Decommissioning
016-111-06	San Jose	Comstock Exploration and Development LLC	Patent	21.36	Lyon	2%	Decommissioning
016-111-06	Santiago	Comstock Exploration and Development LLC	Patent	16.90	Lyon	2%	Decommissioning
016-111-06	Santiago No.2	Comstock Exploration and Development LLC	Patent	20.73	Lyon	2%	Decommissioning
016-111-06	Undine	Comstock Exploration and Development LLC	Patent	6.17	Lyon	2%	Decommissioning
016-111-09	Amazon	Comstock Exploration and Development LLC	Patent	7.04	Lyon	0%	None
016-111-09	Glasgow	Comstock Exploration and Development LLC	Patent	17.84	Lyon	0%	None
016-111-10	Wonder Extension	Comstock Exploration and Development LLC	Patent	20.18	Lyon	0%	None
016-111-10	Wonder Lode	Comstock Exploration and Development LLC	Patent	18.96	Lyon	0%	None
016-121-01	Metropolitan	Comstock Exploration and Development LLC	Patent	9.29	Lyon	0%	None
016-121-02	Diez-Senores (Gennessee)	Comstock Exploration and Development LLC	Patent	18.33	Lyon	0%	None
016-121-03	Mammoth	Comstock Exploration and Development LLC	Patent	13.77	Lyon	0%	None
016-121-05	Mooney & Whiteman	Comstock Exploration and Development LLC	Patent	6.19	Lyon	0%	None

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
016-151-22	Old Daney	Comstock Exploration and Development LLC	Patent	20.00	Lyon	0%	None
119	Montezuma	Comstock Exploration and Development LLC	Patent		Lyon	0%	None
1749	Silver Central	Comstock Exploration and Development LLC	Patent		Lyon	0%	None
800-001-09	Green (Lyon)	Comstock Exploration and Development LLC	Patent	4.51	Storey,Lyon	2.15%	Obester 1
800-001-13	St. Louis (Lyon)	Comstock Exploration and Development LLC	Patent	0.60	Storey	2.15%	Obester 1
887	Carson	Comstock Exploration and Development LLC	Patent		Lyon	0%	None

BLM Claims

BLM Serial	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NV101300161	Harlesk #3	Comstock Exploration and Development LLC	Placer	17.84	Lyon	0%	None
NV101303566	Harlesk #10	Comstock Exploration and Development LLC	Placer	19.89	Lyon	0%	None
NV101347207	Trio Claims	Comstock Exploration and Development LLC	Placer	58.64	Lyon	0%	None
NV101348790	Harlesk #8	Comstock Exploration and Development LLC	Placer	17.38	Lyon	0%	None
NV101357288	Oest Frac 1	Comstock Exploration and Development LLC	Lode	0.15	Lyon	0%	None
NV101357289	Oest Frac 2	Comstock Exploration and Development LLC	Lode	0.28	Lyon	0%	None
NV101357290	Oest Frac 3	Comstock Exploration and Development LLC	Lode	0.36	Lyon	0%	None
NV101367246	Ghost 8	Comstock Exploration and Development LLC	Lode	2.32	Lyon	0%	None
NV101367247	Ghost 9	Comstock Exploration and Development LLC	Lode	1.09	Lyon	0%	None
NV101367248	Ghost 10	Comstock Exploration and Development LLC	Lode	9.71	Lyon	0%	None
NV101367249	Ghost 11	Comstock Exploration and Development LLC	Lode	6.68	Lyon	0%	None
NV101401239	SD Placer	Comstock Exploration and Development LLC	Placer	42.82	Lyon	0%	None
NV101429450	Brandy	Comstock Exploration and Development LLC	Lode	16.54	Lyon	2.5%	Genco
NV101429451	Great Republic	Comstock Exploration and Development LLC	Lode	3.79	Lyon	2.5%	Genco
NV101429452	Homer	Comstock Exploration and Development LLC	Lode	0.14	Lyon	2.5%	Genco
NV101429453	Lilly	Comstock Exploration and Development LLC	Lode	8.30	Lyon	2.5%	Genco
NV101429454	OP-6	Comstock Exploration and Development LLC	Lode	13.60	Lyon	2.5%	Genco
NV101429455	OP-7	Comstock Exploration and Development LLC	Lode	1.53	Lyon	2.5%	Genco
NV101429849	Daney #1	Comstock Exploration and Development LLC	Lode	18.71	Lyon	0%	None
NV101429850	Daney #2	Comstock Exploration and Development LLC	Lode	20.67	Lyon	0%	None
NV101429851	Daney #3	Comstock Exploration and Development LLC	Lode	20.67	Lyon	0%	None
NV101429852	Daney #4	Comstock Exploration and Development LLC	Lode	20.67	Lyon	0%	None

BLM Serial	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NV101429853	Daney #5	Comstock Exploration and Development LLC	Lode	20.67	Lyon	0%	None
NV101429854	Daney #6	Comstock Exploration and Development LLC	Lode	20.67	Lyon	0%	None
NV101429855	Daney #7	Comstock Exploration and Development LLC	Lode	18.74	Lyon	0%	None
NV101454316	Stangs Placer	Comstock Exploration and Development LLC	Placer	37.89	Lyon	0%	None
NV101460289	Harlesk #7	Comstock Exploration and Development LLC	Placer	20.32	Lyon	0%	None
NV101477390	Star Placer	Comstock Exploration and Development LLC	Placer	49.02	Lyon	0%	None
NV101479029	Wedge	Comstock Exploration and Development LLC	Lode	0.00	Lyon	0%	None
NV101490796	Harlesk #9	Comstock Exploration and Development LLC	Placer	18.83	Lyon	0%	None
NV101493928	Mustang	Comstock Exploration and Development LLC	Placer	43.31	Lyon	0%	None
NV101494889	Gold Star	Comstock Exploration and Development LLC	Placer	78.32	Lyon	0%	None
NV101495212	Harlesk #5	Comstock Exploration and Development LLC	Placer	20.07	Lyon	0%	None
NV101496754	Nugget Placer	Comstock Exploration and Development LLC	Placer	77.07	Lyon	0%	None
NV101497565	Harlesk #4	Comstock Exploration and Development LLC	Placer	4.48	Lyon	0%	None
NV101499834	Harlesk #6	Comstock Exploration and Development LLC	Placer	17.67	Lyon	0%	None
NV101503790	Plum Fraction 1	Comstock Exploration and Development LLC	Lode	6.56	Lyon	0%	None
NV101503791	Plum Fraction 2	Comstock Exploration and Development LLC	Lode	2.04	Lyon	0%	None
NV101503792	Plum Fraction 3	Comstock Exploration and Development LLC	Lode	1.49	Lyon	0%	None
NV101503799	Plum Fraction 12	Comstock Exploration and Development LLC	Lode	0.85	Lyon	0%	None
NV101503843	Plum Fraction 14	Comstock Exploration and Development LLC	Lode	1.20	Lyon	0%	None
NV101503844	Plum Fraction 15	Comstock Exploration and Development LLC	Lode	1.16	Lyon	0%	None
NV101503845	Plum Fraction 16	Comstock Exploration and Development LLC	Lode	9.68	Lyon	0%	None
NV101523873	Badger	Comstock Exploration and Development LLC	Placer	181.43	Lyon	0%	None
NV101527237	DS Placer	Comstock Exploration and Development LLC	Placer	80.51	Lyon	0%	None
NV101540562	Eldorado Lode	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101551613	CK#1	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101551614	CK#2	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101551615	CK#3	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101551616	CK#4	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101551617	CK#5	Comstock Exploration and Development LLC	Lode	19.45	Lyon	0%	None
NV101551618	CK#6	Comstock Exploration and Development LLC	Lode	20.45	Lyon	0%	None
NV101551619	CK#7	Comstock Exploration and Development LLC	Lode	16.36	Lyon	0%	None
NV101551620	CK#8	Comstock Exploration and Development LLC	Lode	14.06	Lyon	0%	None
NV101551621	CK#9	Comstock Exploration and Development LLC	Lode	20.57	Lyon	0%	None

BLM Serial	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NV101552801	CK#10	Comstock Exploration and Development LLC	Lode	3.36	Lyon	0%	None
NV101552802	CK#11	Comstock Exploration and Development LLC	Lode	4.87	Lyon	0%	None
NV101552803	CK#12	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101552804	CK#13	Comstock Exploration and Development LLC	Lode	12.09	Lyon	0%	None
NV101552805	CK#14	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101552806	CK#15	Comstock Exploration and Development LLC	Lode	18.88	Lyon	0%	None
NV101552807	CK#16	Comstock Exploration and Development LLC	Lode	13.48	Lyon	0%	None
NV101552808	CK#17	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101552809	CK#18	Comstock Exploration and Development LLC	Lode	11.71	Lyon	0%	None
NV101552810	CK#19	Comstock Exploration and Development LLC	Lode	11.03	Lyon	0%	None
NV101552811	CK#21	Comstock Exploration and Development LLC	Lode	17.45	Lyon	0%	None
NV101552812	CK#22	Comstock Exploration and Development LLC	Lode	6.69	Lyon	0%	None
NV101552813	CK#23	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101552814	CK#24	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101552815	CK#25	Comstock Exploration and Development LLC	Lode	17.26	Lyon	0%	None
NV101552816	CK#26	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101552817	CK#27	Comstock Exploration and Development LLC	Lode	14.65	Lyon	0%	None
NV101552818	CK#28	Comstock Exploration and Development LLC	Lode	16.42	Lyon	0%	None
NV101552819	CK#29	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV101552820	CK#30	Comstock Exploration and Development LLC	Lode	15.32	Lyon	0%	None
NV101604606	Harlesk #2	Comstock Exploration and Development LLC	Placer	19.74	Lyon	0%	None
NV101608323	EZ Placer	Comstock Exploration and Development LLC	Placer	57.82	Lyon	0%	None
NV101608757	Stans Placer	Comstock Exploration and Development LLC	Placer	40.51	Lyon	0%	None
NV101621590	Harlesk 100	Comstock Exploration and Development LLC	Placer	6.20	Lyon	0%	None
NV101621591	Harlesk 101	Comstock Exploration and Development LLC	Placer	21.63	Lyon	0%	None
NV101621592	Harlesk 102	Comstock Exploration and Development LLC	Placer	17.37	Lyon	0%	None
NV101621593	Harlesk 103	Comstock Exploration and Development LLC	Placer	19.68	Lyon	0%	None
NV101624489	Crystal Granite	Comstock Exploration and Development LLC	Lode	12.42	Lyon	1	Pedlar
NV101674900	Comstock Lode 142	Comstock Exploration and Development LLC	Lode	14.01	Lyon	0%	None
NV101674902	Comstock Lode 144	Comstock Exploration and Development LLC	Lode	8.01	Lyon	0%	None
NV101675875	Comstock Lode 146	Comstock Exploration and Development LLC	Lode	5.42	Lyon,Storey	0%	None
NV101675877	Comstock Lode 148	Comstock Exploration and Development LLC	Lode	12.99	Lyon,Storey	0%	None
NV101675879	Comstock Lode 150	Comstock Exploration and Development LLC	Lode	1.97	Lyon,Storey	0%	None

BLM Serial	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NV101730825	Harlesk #1	Comstock Exploration and Development LLC	Placer	4.42	Lyon	0%	None
NV101759633	Peach	Comstock Exploration and Development LLC	Lode	14.11	Lyon	0%	None
NV101782736	Harley	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782737	Honey 1	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782738	Honey 2	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782739	Honey 3	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782740	Honey 4	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782741	Kapow	Comstock Exploration and Development LLC	Lode	0.00	Lyon	0%	None
NV101782742	Ollie 2	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782743	Ollie 3	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782744	Ollie 4	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782745	Ollie 5	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782746	Ollie 6	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782747	Stagecoach	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782748	Thunder	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101782749	Flash	Comstock Exploration and Development LLC	Placer	0.00	Lyon	0%	None
NV101856402	Emma Nevada	Comstock Exploration and Development LLC	Lode	19.31	Lyon	0%	None
NV105285784	Fifty Dollar Gold	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV105285785	Nevada	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV105285786	Mooney & Whitman Fraction	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV105285787	Rising Sun	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV105285788	Arrowhead	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV105285789	Nevada #3	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV105285790	Nevada #2	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None
NV105285791	Mooney & Whitman Extension	Comstock Exploration and Development LLC	Lode	20.66	Lyon	0%	None

Comstock Mining LLC

Fee Properties

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
002-112-02	Lot 40	Comstock Mining LLC	Fee	1.64	Storey	0%	None
002-112-02	Lot 41	Comstock Mining LLC	Fee	1.96	Storey	0%	None
002-112-02	Lot 42	Comstock Mining LLC	Fee	1.59	Storey	0%	None
002-122-02	D-8 Lot 47-50 & 52	Comstock Mining LLC	Fee	3.44	Storey	0%	None
002-141-03	Lot 33	Comstock Mining LLC	Fee	1.93	Storey	0%	None
002-141-07	2586 Keystone Circle Vacant Lot	Comstock Mining LLC	Fee	1.25	Storey	0%	None
002-141-15	Lot 27 D	Comstock Mining LLC	Fee	14.62	Storey	0%	None
002-141-16	Lot 30	Comstock Mining LLC	Fee	2.97	Storey	0%	None
002-141-16	Lot 31	Comstock Mining LLC	Fee	0.86	Storey	0%	None
002-141-16	Lot 32, Pt Lot 33	Comstock Mining LLC	Fee	5.87	Storey	0%	None
002-142-01	Lot 53-54, N 1/2 Lot 55	Comstock Mining LLC	Fee	1.46	Storey	0%	None
002-142-03	Lot 57	Comstock Mining LLC	Fee	1.49	Storey	0%	None
002-151-01	Lot 34	Comstock Mining LLC	Fee	1.80	Storey	0%	None
002-161-01	Lot 37	Comstock Mining LLC	Fee	0.37	Storey	0%	None
002-161-01	Lot 38	Comstock Mining LLC	Fee	0.32	Storey	0%	None
002-161-01	Lot 39	Comstock Mining LLC	Fee	0.79	Storey	0%	None
002-161-01	Lot 40	Comstock Mining LLC	Fee	0.23	Storey	0%	None
002-161-01	Lot 41	Comstock Mining LLC	Fee	0.23	Storey	0%	None
002-161-01	Lot 42	Comstock Mining LLC	Fee	1.18	Storey	0%	None
002-161-01	Lot 43	Comstock Mining LLC	Fee	0.69	Storey	0%	None
002-161-01	Lot 44	Comstock Mining LLC	Fee	0.21	Storey	0%	None
002-161-01	Lot 45	Comstock Mining LLC	Fee	0.19	Storey	0%	None
002-161-01	Lot 46	Comstock Mining LLC	Fee	1.72	Storey	0%	None
002-121-01	Lot 16	Comstock Mining LLC	Fee	0.56	Storey	1%	Mackay
002-121-01	Lot 17	Comstock Mining LLC	Fee	2.58	Storey	1%	Mackay
002-121-01	Lot 19	Comstock Mining LLC	Fee	2.01	Storey	1%	Mackay
002-121-01	Lot 20	Comstock Mining LLC	Fee	0.38	Storey	1%	Mackay
002-121-01	Lot 21	Comstock Mining LLC	Fee	0.27	Storey	1%	Mackay
002-121-01	Lot 22	Comstock Mining LLC	Fee	0.59	Storey	1%	Mackay
002-122-01	D-8 Lot 43	Comstock Mining LLC	Fee	1.68	Storey	1%	Mackay

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
002-122-01	D-8 Lot 43.5	Comstock Mining LLC	Fee	0.08	Storey	1%	Mackay
002-122-01	D-8 Lot 44	Comstock Mining LLC	Fee	1.24	Storey	1%	Mackay
002-122-01	D-8 Lot 45	Comstock Mining LLC	Fee	0.76	Storey	1%	Mackay
002-122-01	D-8 Lot 46	Comstock Mining LLC	Fee	0.57	Storey	1%	Mackay
002-131-01	Lot 51	Comstock Mining LLC	Fee	25.76	Storey	0%	None
002-142-02	Lot 56, S 40’ Lot 55	Comstock Mining LLC	Fee	0.44	Storey	1%	Mackay
002-151-02	Lot 36	Comstock Mining LLC	Fee	4.49	Storey	1%	Mackay
002-151-05	Lot 35	Comstock Mining LLC	Fee	0.56	Storey	1%	Mackay

Patent Properties

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
800-000-91	Niagara (surface)	Comstock Mining LLC	Patent	2.63	Storey	1%	Mackay/Donovan
800-000-92	South Comstock	Comstock Mining LLC	Patent	12.12	Storey,Lyon	1%	Mackay/Donovan
800-000-93	Tarto	Comstock Mining LLC	Patent	0.79	Storey	1.5%	Donovan
800-000-94	Hartford	Comstock Mining LLC	Patent	15.04	Storey	1.5%	Donovan
800-000-95	Succor	Comstock Mining LLC	Patent	4.79	Storey	1.5%	Donovan
800-000-96	Olympia	Comstock Mining LLC	Patent	5.62	Storey	1.5%	Donovan
800-000-97	Hardluck	Comstock Mining LLC	Patent	6.20	Storey	1.5%	Donovan
800-000-98	Friendship	Comstock Mining LLC	Patent	4.54	Storey	1.5%	Donovan
800-000-99	Brown	Comstock Mining LLC	Patent	2.82	Storey	1.5%	Donovan
800-001-08	St. Louis	Comstock Mining LLC	Patent	6.78	Storey	2.15%	Obester 1
800-001-09	Green	Comstock Mining LLC	Patent	6.27	Storey,Lyon	2.15%	Obester 1
800-001-11	Echo	Comstock Mining LLC	Patent	6.92	Storey	2.15%	Obester 1
800-001-12	Lucerne	Comstock Mining LLC	Patent	8.37	Storey	2.15%	Obester 1
800-002-71	Billie the Kid	Comstock Mining LLC	Patent	15.97	Storey,Lyon	2.15%	Obester 1
800-002-72	Comet N Ext	Comstock Mining LLC	Patent	1.78	Storey	2.5%	Genco
800-000-77	South Comstock (surface)	Comstock Mining LLC	Patent	12.12	Storey,Lyon	1%	Mackay/Donovan
800-000-78	Holman	Comstock Mining LLC	Patent	8.87	Storey	1%	Mackay
800-000-79	Niagara	Comstock Mining LLC	Patent	2.63	Storey	1%	Mackay/Donovan
800-000-80	White	Comstock Mining LLC	Patent	11.89	Storey	1%	Mackay
800-000-81	Cliffhouse	Comstock Mining LLC	Patent	16.88	Storey/Lyon	1%	Mackay
800-000-82	Black Bird	Comstock Mining LLC	Patent	11.02	Storey	1%	Mackay

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
800-000-83	South Alamo	Comstock Mining LLC	Patent	9.41	Storey	1%	Mackay
800-000-84	East Alamo Ledge	Comstock Mining LLC	Patent	11.95	Storey	1%	Mackay
800-000-85	Corey Jay Boer	Comstock Mining LLC	Patent	7.41	Storey	1%	Mackay
800-000-86	Bells Hill (Lager Beer #1)	Comstock Mining LLC	Patent	3.96	Storey	1%	Mackay
800-000-86	German (Lager Beer #2)	Comstock Mining LLC	Patent	3.42	Storey	1%	Mackay
800-000-87	Sebastopol	Comstock Mining LLC	Patent	0.75	Storey	1%	Mackay
800-000-88	Wedge	Comstock Mining LLC	Patent	1.27	Storey	1%	Mackay
800-000-90	Overland	Comstock Mining LLC	Patent	0.51	Storey	1%	Mackay
800-001-14	Justice	Comstock Mining LLC	Patent	19.22	Storey	1%	Mackay
800-001-15	Woodville	Comstock Mining LLC	Patent	5.32	Storey	1%	Mackay
800-001-16	Keystone Comstock	Comstock Mining LLC	Patent	12.12	Storey	1%	Mackay
800-001-17	Memphis	Comstock Mining LLC	Patent	13.04	Storey	1%	Mackay
800-001-18	Chonta Lode	Comstock Mining LLC	Patent	7.50	Storey	1%	Mackay
800-001-19	Front Lode N	Comstock Mining LLC	Patent	1.62	Storey	1%	Mackay
800-001-19	Front Lode S	Comstock Mining LLC	Patent	8.79	Storey	1%	Mackay

BLM Claims

BLM Serial	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NV101357279	KC Frac	Comstock Mining LLC	Lode	0.09	Storey	0%	None
NV101357280	Arastr Frac 1	Comstock Mining LLC	Lode	0.09	Storey	0%	None
NV101357281	Arastr Frac 2	Comstock Mining LLC	Lode	0.07	Storey	0%	None
NV101357282	Arastr Frac 3	Comstock Mining LLC	Lode	0.02	Storey	0%	None
NV101357283	Arastr Frac 4	Comstock Mining LLC	Lode	0.22	Storey	0%	None
NV101357284	Arastr Frac 5	Comstock Mining LLC	Lode	0.02	Storey	0%	None
NV101357285	Arastr Frac 6	Comstock Mining LLC	Lode	0.01	Storey	0%	None
NV101357286	Arastr Frac 7	Comstock Mining LLC	Lode	0.00	Storey	0%	None
NV101357287	DG Frac	Comstock Mining LLC	Lode	0.55	Storey,Lyon	0%	None
NV101366420	Ghost 1	Comstock Mining LLC	Lode	20.67	Storey	0%	None
NV101366421	Ghost 2	Comstock Mining LLC	Lode	20.67	Storey	0%	None
NV101366422	Ghost 3	Comstock Mining LLC	Lode	15.52	Storey	0%	None
NV101367242	Ghost 4	Comstock Mining LLC	Lode	16.94	Storey	0%	None
NV101367243	Ghost 5	Comstock Mining LLC	Lode	12.00	Storey	0%	None

BLM Serial	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NV101367244	Ghost 6	Comstock Mining LLC	Lode	13.35	Storey	0%	None
NV101367245	Ghost 7	Comstock Mining LLC	Lode	8.29	Storey,Lyon	0%	None
NV101405655	Hartford Lucerne Fraction	Comstock Mining LLC	Lode	0.82	Storey	1.5%	Donovan
NV101451968	Cliff House Fraction	Comstock Mining LLC	Lode	2.69	Storey	1.5%	Donovan
NV101455557	Green St. Louis Fraction	Comstock Mining LLC	Lode	3.04	Storey,Lyon	1.5%	Donovan
NV101477668	New Deal Fraction	Comstock Mining LLC	Lode	3.84	Storey	1.5%	Donovan
NV101478571	Vindicator #8	Comstock Mining LLC	Lode	6.21	Storey,Lyon	1.5%	Donovan
NV101479878	S Comstock St Louis	Comstock Mining LLC	Lode	0.57	Storey	1.5%	Donovan
NV101494533	Echo St Louis Fraction	Comstock Mining LLC	Lode	0.25	Storey	1.5%	Donovan
NV101503793	Plum Fraction 6	Comstock Mining LLC	Lode	0.40	Storey	0%	None
NV101503794	Plum Fraction 7	Comstock Mining LLC	Lode	0.04	Storey	0%	None
NV101503795	Plum Fraction 8	Comstock Mining LLC	Lode	0.18	Storey	0%	None
NV101503796	Plum Fraction 9	Comstock Mining LLC	Lode	1.68	Storey	0%	None
NV101503797	Plum Fraction 10	Comstock Mining LLC	Lode	5.19	Storey	0%	None
NV101503798	Plum Fraction 11	Comstock Mining LLC	Lode	0.55	Storey	0%	None
NV101503800	Plum Fraction 13	Comstock Mining LLC	Lode	0.40	Storey,Lyon	0%	None
NV101506901	Justice Lucerne Fraction	Comstock Mining LLC	Lode	1.61	Storey	1.5%	Donovan
NV101508254	Justice Woodville Fraction	Comstock Mining LLC	Lode	3.08	Storey	1.5%	Donovan
NV101516974	Comstock Lode 169	Comstock Mining LLC	Lode	1.37	Storey	0%	None
NV101516975	Comstock Lode 172	Comstock Mining LLC	Lode	12.44	Storey	0%	None
NV101516979	Comstock Lode 176	Comstock Mining LLC	Lode	15.12	Storey	0%	None
NV101526925	Hartford St. Louis Fraction	Comstock Mining LLC	Lode	1.88	Storey	1.5%	Donovan
NV101527003	Hartford South Extension	Comstock Mining LLC	Lode	1.49	Storey	1.5%	Donovan
NV101575861	Lee #8	Comstock Mining LLC	Lode	3.88	Storey	0%	None
NV101575862	Lee #9	Comstock Mining LLC	Lode	14.60	Storey	0%	None
NV101621536	Comstock 119	Comstock Mining LLC	Lode	3.65	Storey	0%	None
NV101621537	Comstock 120	Comstock Mining LLC	Lode	1.49	Storey	0%	None
NV101621976	Comstock 125	Comstock Mining LLC	Lode	15.20	Storey	0%	None
NV101621977	Comstock 126	Comstock Mining LLC	Lode	2.96	Storey	0%	None
NV101621978	Comstock 127	Comstock Mining LLC	Lode	6.73	Storey	0%	None
NV101621979	Comstock 128	Comstock Mining LLC	Lode	1.28	Storey	0%	None
NV101653069	Plum	Comstock Mining LLC	Lode	13.33	Storey	0%	None
NV101655307	Omaha Fraction #1	Comstock Mining LLC	Lode	6.99	Storey	0%	None

BLM Serial	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NV101655308	Omaha Fraction #2	Comstock Mining LLC	Lode	0.98	Storey	0%	None
NV101655309	Omaha Fraction #3	Comstock Mining LLC	Lode	20.67	Storey	0%	None
NV101655310	Omaha Fraction #4	Comstock Mining LLC	Lode	0.20	Storey	0%	None
NV101655927	Omaha Fraction #5	Comstock Mining LLC	Lode	0.23	Storey	0%	None
NV101655928	Omaha Fraction #6	Comstock Mining LLC	Lode	1.88	Storey	0%	None
NV101655929	Omaha Fraction #7	Comstock Mining LLC	Lode	1.01	Storey	0%	None
NV101655930	Omaha Fraction #8	Comstock Mining LLC	Lode	0.17	Storey	0%	None
NV101655931	Omaha Fraction #9	Comstock Mining LLC	Lode	3.23	Storey	0%	None
NV101655932	Omaha Fraction #10	Comstock Mining LLC	Lode	3.77	Storey	0%	None
NV101655938	Omaha Fraction #18	Comstock Mining LLC	Lode	1.34	Storey	0%	None
NV101673942	Comstock Lode 119	Comstock Mining LLC	Lode	18.05	Storey	0%	None
NV101673943	Comstock Lode 120	Comstock Mining LLC	Lode	0.39	Storey	0%	None
NV101751613	Big Mike	Comstock Mining LLC	Lode	18.03	Storey	1.5%	Donovan
NV101824433	Lee #5	Comstock Mining LLC	Lode	1.49	Storey	0%	None
NV101824434	Lee #2	Comstock Mining LLC	Lode	19.10	Storey	0%	None
NV101824435	Lee #3	Comstock Mining LLC	Lode	4.55	Storey	0%	None
NV101828564	Comstock #1	Comstock Mining LLC	Lode	12.99	Storey	0%	None
NV101828565	Comstock #2	Comstock Mining LLC	Lode	13.33	Storey	0%	None
NV101828566	Comstock #3	Comstock Mining LLC	Lode	7.36	Storey	0%	None
NV101828571	Comstock #12	Comstock Mining LLC	Lode	20.66	Storey	0%	None
NV101828572	Comstock #13	Comstock Mining LLC	Lode	16.54	Storey	0%	None
NV101828576	Comstock #17	Comstock Mining LLC	Lode	17.37	Storey	0%	None
NV101828577	Comstock #18	Comstock Mining LLC	Lode	13.01	Storey	0%	None

Comstock Processing LLC

Fee Properties

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
004-331-08	Texas	Comstock Processing LLC	Fee	40.00	Storey	0%	None
004-331-19	Baltimore Patent Homesite	Comstock Processing LLC	Fee	8.95	Storey	0%	None
004-331-22	Salzwimmer 79 Acres	Comstock Processing LLC	Fee	79.61	Storey	0%	None
004-331-27	Salzwimmer House & “Barn”	Comstock Processing LLC	Fee	11.01	Storey	0%	None
004-331-28	Salzwimmer House & “Barn”	Comstock Processing LLC	Fee	3.47	Storey	0%	None
004-331-36	American Flat Process Site	Comstock Processing LLC	Fee	76.84	Storey	0%	None
004-331-37	American Flat Process Site	Comstock Processing LLC	Fee	4.66	Storey	0%	None
004-331-40	Texas	Comstock Processing LLC	Fee	134.52	Storey	0%	None
016-091-33	Texas	Comstock Processing LLC	Fee	31.85	Lyon	0%	None

Patent Properties

Parcel No	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
800-002-06	Baltimore Patent Pcl 1	Comstock Processing LLC	Patent	8.95	Storey	0%	None
800-002-10	Ledge No 2	Comstock Processing LLC	Patent	10.20	Storey	0%	None
800-002-22	Baltimore Patent Pcl 3	Comstock Processing LLC	Patent	9.00	Storey	0%	None
800-002-38	Baltimore Patent Pcl 2	Comstock Processing LLC	Patent	8.94	Storey	0%	None
800-002-45	Baltimore Patent Pcl 4	Comstock Processing LLC	Patent	7.53	Storey	0%	None

BLM Claims

BLM Serial	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NV101490197	CMI MillSite #1	Comstock Processing LLC	Mill	0.38	Storey	0%	None
NV101621980	Comstock 129	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101621981	Comstock 130	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101621982	Comstock 131	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101621983	Comstock 132	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101621984	Comstock 133	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101621985	Comstock 134	Comstock Processing LLC	Lode	20.67	Lyon,Storey	0%	None
NV101621986	Comstock 135	Comstock Processing LLC	Lode	20.67	Lyon,Storey	0%	None
NV101621987	Comstock 136	Comstock Processing LLC	Lode	20.67	Storey,Lyon	0%	None

BLM Serial	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NV101622001	Comstock 137	Comstock Processing LLC	Lode	20.67	Storey,Lyon	0%	None
NV101622002	Comstock 138	Comstock Processing LLC	Lode	20.67	Storey,Lyon	0%	None
NV101622003	Comstock 139	Comstock Processing LLC	Lode	14.36	Storey	0%	None
NV101622004	Comstock 140	Comstock Processing LLC	Lode	18.34	Storey	0%	None
NV101622005	Comstock 141	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101622006	Comstock 142	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101673944	Comstock Lode 121	Comstock Processing LLC	Lode	6.80	Storey	0%	None
NV101673945	Comstock Lode 122	Comstock Processing LLC	Lode	17.93	Storey	0%	None
NV101673946	Comstock Lode 123	Comstock Processing LLC	Lode	3.79	Storey	0%	None
NV101673947	Comstock Lode 124	Comstock Processing LLC	Lode	20.66	Storey	0%	None
NV101674883	Comstock Lode 125	Comstock Processing LLC	Lode	13.54	Storey	0%	None
NV101674884	Comstock Lode 126	Comstock Processing LLC	Lode	20.69	Storey	0%	None
NV101674885	Comstock Lode 127	Comstock Processing LLC	Lode	14.49	Storey	0%	None
NV101674886	Comstock Lode 128	Comstock Processing LLC	Lode	9.95	Storey	0%	None
NV101674887	Comstock Lode 129	Comstock Processing LLC	Lode	2.42	Storey	0%	None
NV101674888	Comstock Lode 130	Comstock Processing LLC	Lode	0.76	Storey	0%	None
NV101674889	Comstock Lode 131	Comstock Processing LLC	Lode	1.64	Storey	0%	None
NV101674890	Comstock Lode 132	Comstock Processing LLC	Lode	6.91	Storey	0%	None
NV101674891	Comstock Lode 133	Comstock Processing LLC	Lode	15.84	Storey	0%	None
NV101674892	Comstock Lode 134	Comstock Processing LLC	Lode	14.92	Storey	0%	None
NV101674893	Comstock Lode 135	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101674894	Comstock Lode 136	Comstock Processing LLC	Lode	18.57	Storey	0%	None
NV101674895	Comstock Lode 137	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101674896	Comstock Lode 138	Comstock Processing LLC	Lode	9.10	Storey	0%	None
NV101674897	Comstock Lode 139	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101674898	Comstock Lode 140	Comstock Processing LLC	Lode	6.86	Storey	0%	None
NV101674899	Comstock Lode 141	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101674901	Comstock Lode 143	Comstock Processing LLC	Lode	20.66	Storey	0%	None
NV101674903	Comstock Lode 145	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101675876	Comstock Lode 147	Comstock Processing LLC	Lode	20.67	Storey	0%	None
NV101675878	Comstock Lode 149	Comstock Processing LLC	Lode	20.47	Storey	0%	None
NV101675880	Comstock Lode 151	Comstock Processing LLC	Lode	14.57	Storey	0%	None
NV101844435	MS 38 B	Comstock Processing LLC	Lode	1.82	Storey	0%	None

BLM Serial	Description	Current Owner	Type	Acres	County	Underlying NSR %	Underlying Royalty Owner
NV101844436	MS 38 C	Comstock Processing LLC	Lode	6.30	Storey	0%	None
NV101844437	MS 38 D	Comstock Processing LLC	Lode	4.38	Storey	0%	None
NV101844438	MS 38 E	Comstock Processing LLC	Lode	9.90	Storey	0%	None